         Energy West, Incorporated Announces Delay in Filing Form 10-K,
  Anticipated Restatement of Financial Results for Fiscal Years 2002 and 2003,
                  And First Three Quarters of Fiscal Year 2004

         Great Falls, Mont., September 29, 2004 / PRNewswire - First
Call/--ENERGY WEST, INCORPORATED (NASDAQ: EWST - News), a natural gas, propane and energy marketing company serving the Rocky Mountain states, announced today that it will delay filing its annual report on Form 10-K for the fiscal year ended June 30, 2004 in order to allow for the completion of a review of the accounting treatment of a handful of long-term contracts for purchase or sale of natural gas by its subsidiary, Energy West Resources, Inc. The review was initiated in connection with the finalization of the audit of the Company's financial statements for the fiscal year ended June 30, 2004. The Company also stated that it anticipates that it is likely that the review will result in a restatement of certain components of the Company's financial statements for the fiscal years ended June 30, 2002 and June 30, 2003, and the first three quarters of the fiscal year ended June 30, 2004.

         None of the adjustments the Company anticipates making will affect the
Company's cash flows or cash positions during those years, or the first three quarters of fiscal year 2004. In addition, the Company anticipates that the expected cumulative downward adjustments in net income for previous periods will be offset by increases in net income in future periods through fiscal year 2009 as the value of the Company's portfolio of contracts adjusts through settlement or performance and changes in natural gas prices.

         The Company stated that, although its review has not been completed, it anticipates that earnings for fiscal years 2002 and 2003 will be adjusted, corresponding to adjustments in amounts reflected in its balance sheets as of
June 30, 2002 and June 30, 2003 for derivative assets and derivative liabilities. The expected restatements will reflect the effect of the Company's determination that several contracts entered into during fiscal year 2002 for the purchase or sale of natural gas at fixed future prices were erroneously classified as normal purchase and sale contracts. The Company now believes that these contracts did not qualify as normal purchase and sale contracts under applicable accounting rules, and therefore must be reflected in the Company's financial statements at fair value, determined as of the end of each period. The valuation of such contracts required to be reflected at fair value is referred to as "mark-to-market" valuation.

         The addition of the contracts previously classified in error as normal purchase and sale contracts to the group of contracts required to be reflected at fair value is expected to result in adjustments to the mark-to-market gain
(loss) in the Company's contract portfolio, for fiscal years 2002 and 2003, and the first three quarters of fiscal year 2004. The restatements are expected to reduce net income for fiscal year 2002 in a range from $300,000 to $500,000. For fiscal year 2003, the restatement is expected to change net loss in a range from a reduction in net loss of $50,000 to an increase in net loss of $200,000. In addition, the restatements are expected to reduce net income in ranges from
$100,000 to $200,000 for the quarter ended September 30, 2003, from $200,000 to
$300,000 for the quarter ended December 31, 2003, and from $50,000 to $100,000 for the quarter ended March 31, 2004.

         The Company's cumulative gain (loss) in the portfolio of contracts valued on a mark-to-market basis will be reversed in later periods as contracts settle or are performed and/or as natural gas prices change. The expected effects of such reversal in later periods will be to increase the Company's income in future periods through fiscal year 2009, so that the cumulative decrease in net income expected to result from the restatements of prior periods will be offset in those future periods.

         The gas purchase and sale contracts that are expected to be reclassified were entered into at the time of or shortly after the Company's termination of derivative contracts with Enron Canada Corporation ("ECC") during the third quarter of fiscal year 2002. The Company believes that its classification of some of the gas purchase and sale contracts erroneously resulted in overstating the income realized from application of mark-to-market accounting principles to the contract portfolio. Accordingly, the Company expects that the results of the restatements may reflect that the net effect of the termination of the ECC derivatives will include a material downward adjustment of net income in fiscal year 2002. The Company is continuing to review the effects of these transactions on its financial statements.

         The estimated effects of the restatements are preliminary and subject to audit. The final amount of the adjustments will be based upon the completion of the review by the Company and its independent auditors.

         The Audit Committee of the Company's Board of Directors concluded today, based on the information available at this time, that the previously issued financial statements for fiscal years 2002 and 2003, and the first three quarters of fiscal year 2004, should not be relied upon because of errors in those financial statements and that the Company likely would restate those financial statements to make the necessary accounting adjustments.

         David Cerotzke, the Company's President and CEO, stated "although we are disappointed that our original treatment of these contracts was not fully in accordance with the accounting rules, we believe our actions now will completely resolve the earlier errors in classification of these contracts. This is a significant step in putting behind us the problems associated with our marketing activities, and allowing us to focus on our core utility operations. I would like to emphasize that, in evaluating the cumulative impact of these changes, it is very important to keep in mind that these adjustments have no effect on past or future cash flow, and that the downward effect of the adjustments on our net income in previous periods will be reversed by corresponding increases in net income in future periods."

         The Company made a filing today with the Securities and Exchange
Commission to extend the date for filing its Form 10-K for the fiscal year ended
June 30, 2004 by up to 15 calendar days from September 28, 2004, the original deadline. The Company expects to file its Form 10-K with the Securities and
Exchange Commission on or before October 13, 2004.

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Safe Harbor Forward Looking Statement: Energy West is including the following cautionary statement in the release to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of
1995 for any forward-looking statements made by, or on behalf of Energy West.
Forward-looking statements are all statements other than

statements of historical fact, including without limitation those that are identified by the use of the words "anticipates," "estimates," "expects,"
"intends," "plans," "predicts," and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Such risks and uncertainties include, among others, risks associated with contracts accounted for as derivatives, changes in the utility regulatory environment, wholesale and retail competition, weather conditions, litigation risk and various other matters, many of which are beyond Energy West's control. Energy West expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Energy West's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based.

For additional information or clarification, please contact: John Allen

Our toll-free number is 1-800-570-5688. Our web address is www.energywest.com.
Our address is P.O. Box 2229, Great Falls, MT 59403-2229.